Exhibit 99.2

CROSSINGBRIDGE ADVISORS, LLC

CARVE-OUT OF COHANZICK MANAGEMENT, LLC

“CROSSINGBRIDGE  CARVE-OUT”

Financial Statements

As of December 31, 2021

Together With Auditor's Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member of

CrossingBridge Advisors, LLC

Pleasantville, New York

Opinion on the Financial Statements

We have audited the accompanying balance sheet of CrossingBridge Advisors, LLC (the “Company”) as of December 31, 2021, and the related statement of operations, statement of changes in member’s equity, and statement of cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the member and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate.

Revenue Recognition – Subadvised Accounts

Description of the Matter

As described in Note 1 to the financial statements, the Company recognizes subadvisory revenue from customers. The principal considerations for our determination that performing procedures relating to such revenue recognition is a critical audit matter are the significant audit effort in performing procedures and evaluating evidence related to the Company’s subadvisory revenues.

How We Addressed the Matter in Our Audit

We obtained an understanding and evaluated the design of the Company’s subadvisory revenue recognition processes. We reviewed the Company’s subadvisory revenue recognition policies to test that they were in accordance with accounting principles generally accepted in the United States of America. For a sample of transactions, we performed detail transaction testing by agreeing the amounts recognized to contractual agreements, collections, and testing the mathematical accuracy of the recorded fee revenue, as well as the related receivable. We confirmed substantially all collections from the Company’s subadvised accounts.

Emphasis of Matter

As discussed in Note 1, CrossingBridge Advisors, LLC is a carve-out of its sole member, Cohanzick Management, LLC. The financial statements of the Company reflect the assets, liabilities, revenue, and expenses directly attributable to the Company, as well as allocations deemed reasonable by management, to present the financial position, statement of operations, statement of changes in member’s equity, and statement of cash flows of the Company on a stand-alone basis and do not necessarily reflect the financial position, statement of operations, statement of changes in member’s equity, and statement of cash flows of the Company in the future or what they would have been had the Company been a separate, stand-alone entity during the periods presented

                                                        CERTIFIED PUBLIC ACCOUNTANTS

We have served as the Company’s auditor since 2021.

Lynchburg, Virginia

April 7, 2022

Brown Edwards Certified Public Accountants

CROSSINGBRIDGE CARVE-OUT

Balance Sheet

As of December 31, 2021

ASSETS

Current Assets:
Investments in securities, at fair value (cost $2,265,489)	$2,265,088
Cash and cash equivalents	1,272,924
Accounts receivable	511,248
Other current assets	4,567

Total Current Assets	4,053,827

TOTAL ASSETS	$4,053,827

LIABILITIES AND MEMBER'S EQUITY

Current Liabilities:
Accrued expenses	$84,627

Long Term Liabilities:
Due to member	3,377,291

Total Liabilities	3,461,918

Member's Equity	591,909

TOTAL LIABILITIES AND MEMBER'S EQUITY	$4,053,827

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE CARVE-OUT

Statement of Operations

For the Year Ended December 31, 2021

Revenues:
Fee Income	$4,287,085

Operating expenses:
Compensation and benefits	2,066,537
Other operating expenses	214,736
Computer expenses	133,079
Professional fees	124,536
Research	64,223
Mutual fund expenses	107,300
Travel and entertainment	38,781
Insurance	43,030
Total operating expenses	2,792,222

Income from operations	1,494,863

Other income (expenses):
Dividend income	15,506
Interest income	119
Unrealized loss on investments	(402)

Total other income (expenses)	15,223

Net income	$1,510,086

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE CARVE-OUT

Statement of Changes in Member's Equity

For the Year Ended December 31, 2021

Member's Equity - January 1, 2021	$593,923

Capital Contributions	—

Capital Distributions	(1,512,100)

Net Income	1,510,086

Member's Equity - December 31, 2021	$591,909

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE CARVE-OUT

Statement of Cash Flows

For the Year Ended December 31, 2021

Increase (Decrease) in Cash

Cash flows from operating activities:

Net income	$1,510,086

Adjustments needed to reconcile net income with net cash provided by operating activities:
Increase in accounts receivable	(321,051)
Increase in other current assets	(135)
Increase in accrued expenses	12,515

Net cash provided by operating activities	1,201,415

Cash flows from investing activities:
Increase in investments in securities	(2,265,088)
Decrease in dividend receivable	2

Net cash used in investing activities	(2,265,086)

Cash flows from financing activities:
Distributions paid	(1,512,100)
Increase in due to member	1,440,025
Decrease in due from affiliate	150,000

Net cash provided by financing activities	77,925

Net decrease in cash	(985,746)

Cash - January 1, 2021	2,258,670

Cash - December 31, 2021	$1,272,924

Supplementary Disclosures

Interest paid	—

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE CARVE-OUT

Notes to Financial Statements

December 31, 2021

(1)	Organization and Summary of Significant Accounting Policies

Organization:

The Company was formed as a limited liability company on December 23, 2016 under the laws of the State of Delaware. The Company is engaged in providing investment management and advisory services. Effective February 17, 2017, the Company became registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940.

Basis of Accounting:

The accompanying financial statements have been prepared using the accrual basis of accounting. The CrossingBridge Advisors, LLC carve-out is part of the Cohanzick Management, LLC financial statements. CrossingBridge Advisors, LLC is a 100% wholly owned subsidiary of Cohanzick Management, LLC. These carve-out financial statements may not be indicative of the what the carve- out business would have been as a stand-alone entity.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at year-end and the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates.

Income Taxes:

In as much as the Company has a single member, it is treated as a disregarded entity for income tax purposes. Consequently, Federal and state income taxes have not been provided for as its single member is taxed directly on the Company’s earnings. During 2021 the Company’s single member made a PTET (pass-through entity tax) election with New York State. The PTET is an optional tax that partnerships or New York S corporations may annually elect to pay on certain income for tax years beginning on or after January 1, 2021. If an eligible partnership or New York S corporation elects to pay the PTET, its partners, members, or shareholders subject to personal income tax may be eligible for a PTET credit on their New York State income tax returns. The Company’s carve-out piece of the 2021 PTET election made by the Company’s single member was $112,100 and is included in the Due to member balance on the balance sheet.

Financial Accounting Standards Board Accounting Standards Codification 740 (“ASC 740”) requires the Managing Member to determine whether any tax positions taken by the Company in any open tax year (including the Company’s entity status), are more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. Any positions that do not meet this threshold must be disclosed in the financial statements. The adoption of ASC 740 did not have a material effect on these financial statements. The Company’s tax returns remain open for examination by tax authorities for a period of three years from when they are filed; the 2018, 2019, and 2020 Federal and New York State income tax returns are currently open for examination.

CROSSINGBRIDGE CARVE-OUT

Notes to Financial Statements

December 31, 2021

Revenue Recognition:

The Company records management fees as they are earned based on services provided. In May 2014, FASB issued ASU 2014-09, Revenue from Contracts with Customers: Topic 606, to supersede nearly all existing revenue recognition guidance under GAAP. ASU 2014-2014-19 also requires new qualitative and quantitative disclosures, including disaggregation of revenues and descriptions of performance obligations. The Company adopted the provisions of this guidance on January 1, 2019 using the modified retrospective approach. The Company has performed an assessment of its revenue contracts and has not identified any material changes to the timing or amount of its revenue recognition under ASU 2014-09. The Company’s accounting policies did not change materially as a result of applying the principles of revenue recognition from ASU 2014-09 and are largely consistent with existing guidance and content practices applied by the Company.

(2)	Related Party Transactions

The Company and its sole member share certain staff, office facilities and administrative services. The parties involved have agreed to allocate these expenses based on assets under management of each party. The allocation of these expenses to the Company totaled $2,478,971 for the 2021 year. The total is reflected in the Statement of Operations in the categories for which the utilization of services relates. Included in this total are compensation and benefits of $2,066,537 which includes employee compensation and benefits of employees of the sole member in the amount of $909,916 as well as compensation and benefits of the sole member’s owners in the amount of $1,156,621. The allocation of $2,478,971 was partially offset by payments made to counterparties of the Member in the amount of $1,093,573, and legal fees in the amount of $57,473, paid by the Company on behalf of its sole member. The Company also owed $112,100 to its sole member for payments made on its behalf. The net of the above intercompany transactions, added to the existing intercompany balance between the Company and its sole member results in a due to member balance at December 31, 2021 of $3,377,291.

Legal fees in the amount of $182,966 have been accrued by the sole member for the potential merger noted in the subsequent events section to these financial statements. These legal fees are being paid by the sole member and not the responsibility of the Company.

The sole member of the Company actively manages mutual funds, private funds and separate accounts pursuant to various investment management and other agreements. The Company has not executed such agreements and is not a party to these agreements. For the abundance of caution, counterparties may in the future claim the Company should also be deemed a party and if successful, the Company could have contingent liabilities resulting from the actions or omissions of the sole member. The Company and the sole member believe the Company should not be deemed responsible for liabilities of the sole member under such agreements. There are no pending actions with respect to such agreements.

(3)	Due to Affiliate

The Company owes $3,377,291 to its sole member for net expenses allocated to it. All intercompany expenses incurred during the year are due thirteen months after the calendar year-end upon 60 days written notice. If no notice is given the date payment is due will extend for another 12 months with 0% interest.

CROSSINGBRIDGE CARVE-OUT

Notes to Financial Statements

December 31, 2021

(4)	Lease Commitments

In February 2016, the FASB issued (ASU) 2016-02, “Leases (Topic 842)”. This update includes a lease accounting model that recognizes two types of leases – finance leases and operating leases. The standard requires that a lessee recognize on the statement of financial condition, assets and liabilities relating to leases with terms of more than twelve months. The recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee will depend on its classification as a finance or operating lease.

The above had no significant effect on these financial statements for the year ending December 31, 2021 as there were no leases with terms in excess of 12 months.

(5)	Cash and Cash Equivalents

The Company maintains its cash in bank deposit accounts and money market accounts which at times may exceed federally insured limits. The Company has not experienced any losses in these accounts.

(6)	Concentration of Revenue

The Company is the adviser to four regulated Investment Companies under the CrossingBridge Family of Funds. The advised funds are the CrossingBridge Low Duration High Yield Fund, CrossingBridge Ultra-Short Duration Fund, CrossingBridge Responsible Credit Fund, and the CrossingBridge Pre- Merger SPAC ETF. The combined Assets under Management (AUM) for these advised funds was $514.12 million as of December 31, 2021. The Company is also the sub-adviser to two Investment Company Act regulated Mutual Funds with AUM totaling $854.56 million as of December 31, 2021. The gross revenue from the sub-advised funds totaled $2,729,353 for the year ended December 31, 2021 and is included in the statement of operations. The gross revenue from Company’s advised funds totaled $1,557,732 for the year ended December 31, 2021 and is included in the statement of operations. If the Company were to lose a significant amount of assets under management, the Company’s revenue would also decrease.

(7)	Fair Value Measurements

The Company utilizes various methods to measure fair value of all of its investments on a recurring basis. Generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level II – Observable inputs other than unadjusted quoted prices in active markets for identical assets or liabilities. All significant inputs are observable, either directly or indirectly. These inputs may include quoted prices for identical instruments in an inactive market, prices for similar instruments, yield curves, default rates, or other similar data.

Level III – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available. Unobservable inputs reflect the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

CROSSINGBRIDGE CARVE-OUT

Notes to Financial Statements

December 31, 2021

(7)	Fair Value Measurements (continued)

The availability of observable inputs can vary and is affected by a variety of factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is the greatest for assets or liabilities categorized in Level III.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

The following table presents information about the Company’s assets measured at fair value as of December 31, 2021:

	Level 1 Quoted Prices In Active Markets for Identical Assets	Level 2 Significant Other Observable Inputs	Level 3 Significant Unobservable Inputs	Balance as of December 31, 2021
Investments in securities, at fair value	$2,265,088	$-	$-	$2,265,088

Level 1 investments include shares of CrossingBridge Ultra-Short Duration Fund and CrossingBridge Responsible Credit Fund, mutual funds for which the Company is the advisor. There is no liquidity restriction in connection with these investments.

The following table presents information about CBA’s investments during the year ended December 31, 2021:

Cost Basis	Unrealized Gains (Losses)	Fair Market Value
$2,265,489	$(401)	$2,265,088

CROSSINGBRIDGE CARVE-OUT

Notes to Financial Statements

December 31, 2021

(8)	Subsequent Events

The Company has evaluated subsequent events through April 7, 2022, the date which the financial statements were available to be issued. On March 29, 2022 the Company made a payment of $1,756,334 to its Member to pay down the Due to member balance on the balance sheet. The Company does not note any additional subsequent events requiring disclosure or adjustment to the financial statements. On December 29, 2021 the Company, along with Enterprise Diversified, Inc., entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company has agreed to become, subject to stockholder approval and the parties’ satisfaction of various closing conditions, a wholly-owned subsidiary of ENDI Corp., a new parent entity that is a Delaware corporation (the “New Parent”), through a series of mergers (the “Mergers” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). Upon closing of the Business Combination, all of the outstanding shares of Enterprise Diversified Inc.’s capital stock will be exchanged for and converted into the right to receive shares of New Parent, which will become Enterprise Diversified Inc.’s sole stockholder. In order to effect the Mergers and Business Combination, New Parent will form two merger subsidiaries. Upon the closing of the Merger Agreement, the first merger subsidiary will merge with and into Enterprise Diversified Inc. (the “First Merger”), with Enterprise Diversified Inc. as the surviving entity. Upon consummation of the First Merger, Enterprise Diversified Inc. will become a direct, wholly-owned subsidiary of New Parent. Coincidentally, concurrently with the First Merger, and as part of the same overall transaction, the second merger subsidiary will merge with and into the Company (the “Second Merger”), with the Company as the surviving entity. Upon consummation of the Second Merger, the Company will also become a direct, wholly-owned subsidiary of New Parent.

Once the Business Combination has been consummated the Company will enter into a service agreement with its sole member, Cohanzick Management, LLC. Certain designated employees of CrossingBridge Advisors, LLC will be made available to provide investment advisory, portfolio management, and other services to Cohanzick Management, LLC. In return, Cohanzick Management, LLC will pay a quarterly fee equal to 0.05% per annum of Cohanzick Management’s weighted average AUM during such quarter. Other shared costs will be allocated either pro-rata based on the weighted average AUM of the Company and its sole member during each quarter or by personnel assignments in accordance with the new agreement.